                                                                                        Exhibit 99.1

                    November 27, 2006

E.I.I. Realty Securities Trust
717 Fifth Avenue, 10th Floor
New York, New York 10022

Re:  E.I.I. Realty Securities Trust
    File No. 333-45959

Dear Gentlemen:

We hereby consent to the reference to our firm as counsel in this Post-Effective Amendment No. 13 to the Registration Statement No. 333-45959 on Form N-1A.

                    Very truly yours,

                    /s/ Kramer Levin Naftalis & Frankel LLP